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                                 EXHIBIT 23(c)

                    CONSENT OF H.H. BURNET & COMPANY, P.C.

The Board of Directors
Baxley Federal Savings Bank

We hereby consent to the use of our report included in the Proxy
Statement/Prospectus (the "Proxy Statement/Prospectus") forming a part of this Registration Statement on Form S-4 of PAB Bankshares, Inc. and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus.




                                               /s/ H.H. Burnet & Company, P.C.

Waycross, Georgia

October 13, 1999